UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

HOMOLOGY MEDICINES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38433	47-3468154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Patriots Park Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

(781) 301-7277

(Registrant’s telephone number, include area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FIXX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2019, the Board of Directors (the “Board”) of Homology Medicines, Inc. (the “Company”) appointed Alise S. Reicin, M.D. as a Class I director of the Company, succeeding Cameron Wheeler, Ph.D., who resigned from the Board on July 9, 2019.

Dr. Reicin is eligible to participate in the Company’s Non-Employee Director Compensation Program, including receipt of an annual retainer of $37,500 for her Board service and an initial award of an option to purchase 31,160 shares of the Company’s common stock (the “Initial Award”). The Initial Award has an exercise price equal to $19.25 per share, the fair market value of a share of the Company’s common stock on the date of grant, and will vest and become exercisable in three substantially equal annual installments following the date of grant, subject to Dr. Reicin’s continued service on the Board through each such vesting date. Dr. Reicin has also entered into the Company’s standard indemnification agreement for directors and officers.

Item 7.01 Regulation FD Disclosure.

On July 15, 2019, the Company issued a press release announcing Dr. Reicin’s appointment.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Homology Medicines, Inc., dated July 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMOLOGY MEDICINES, INC.

Date: July 15, 2019	By:	/s/ W. Bradford Smith
W. Bradford Smith
Chief Financial Officer, Treasurer and Secretary